AFL-CIO HOUSING INVESTMENT TRUST West Town Housing Preservation Chicago, IL PROJECT DESCRIPTION The AFL-CIO Housing Investment Trust (HIT) helped to finance the $121 million substantial rehabilitation and permanent financing of the West Town Housing Preservation, a scattered-site affordable housing project located in Chicago, Illinois. West Town Housing Preservation consists of 318-units across 68 individual properties located in the Near Northwest side of Chicago in the West Town community area. The properties span two zip codes and four neighborhoods. In aggregate, the project contains 19 one-bedroom units, 60 two-bedroom units, 82 three-bedroom units, and 148 townhouse units. Rehabilitation to these units included replacing roofs and deficient windows, upgrades to HVAC systems, new hot water heaters, repairing or replacing floors, and new bathroom fixtures. HIT ROLE The HIT purchased $60.4 million of Multifamily Housing Revenue Bonds issued by Illinois Housing Development Authority (IHDA) and backed by Ginnie Mae construction loan certificates and a permanent loan certificate secured by a Section 221(d)(4) FHA mortgage loan in June 2017. The project is being managed by Bickerdike Redevelopment Corporation, a member-based, nonprofit community development corporation, which was formed in 1967 by residents of near Northwest neighborhoods to redevelop affordable housing. SOCIAL IMPACT The project is maintaining affordability and improving the lives of the project’s low-income residents. All West Town units participate in Section 8 rental assistance and long-term Housing Assistance Payment contracts and remain affordable for residents after the rehabilitation. The Near Northwest side of Chicago has seen some of the city’s highest rates of property appreciation over the past several decades. The growing popularity of this area is due to proximity and easy access to the city’s central business district, accessible via Blue Line, and the many restaurants, bars, and other entertainment venues that have opened throughout these neighborhoods. The location of West Town Housing, with easy access to downtown jobs and other amenities, makes them especially appealing to Section 8 recipients. The project generated an estimated 540 union construction jobs.* *Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”—Michael Macellaio, Secretary-Treasurer, Chicago and Cook County BCTC ABOUT THE HIT The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com. This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing. AFL-CIO HOUSING INVESTMENT TRUST2401 Pennsylvania Ave, NW Suite 200 Washington D.C. 20037T: 202-331-8055 | F: 202-331-8190 | www.aflcio-hit.com